                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 15, 2006

                            THE X-CHANGE CORPORATION
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                                  ------------
                 (State or other jurisdiction of incorporation)


         002-41703                                       90-0156146
         ---------                                       ----------
(Commission File Number)                    (IRS Employer Identification Number)


                      710 CENTURY PARKWAY, ALLEN, TX 75013
                      ------------------------------------
                    (Address of principal executive offices)


                                  972.747.0051
                                  ------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01         OTHER EVENTS.

         On November 15, 2006, AirGATE Technologies, Inc., Michael Sheriff, Logix Consulting, Inc., James Flowers, and WaveTrac, Inc. reached an agreement and mutual general release for a lawsuit filed by AirGATE Technologies and Michael Sheriff on January 11, 2006. The original lawsuit styled AirGATE Technologies, Inc., et al., v. Flowers, et al., No. 06-00278, sought damages against the defendants for unlawful and malicious breach of contract (violation of non disclosure provisions), breach of fiduciary duty, misappropriation of trade secrets and other proprietary information, tortious interference with prospective business relationships, fraud in the inducement and fraud in stock transactions, and theft of trade secrets, among other allegations, and sought injunctive relief. As part of the legal action, the plaintiffs also demanded the return of 4,250,000 shares of X-Change Corporation restricted common stock issued to Mr. Flowers.

Under the terms of the Settlement Agreement and Mutual General Release, Mr. Flowers was granted 950,000 shares of restricted common stock of X-Change Corporation, and agreed to return 3,300,000 shares of common stock of X-Change Corporation to Mr. Sheriff. In addition, Mr. Flowers agreed to indemnify AirGATE Technologies and Mr. Sheriff from any tax consequences as a result of this settlement.

Mr. Flowers agreed to a lock-up agreement relating to his shares, which shall also remain subject to Rule 144 promulgated under the Securities Act of 1933, as amended, and other restrictions. The additional restrictions limit the sales of The X-Change common stock on any given days shall be limited to the greater of:
(i) a daily total of ten percent (10%) of the average daily trading volume for the ten (10) trading days immediately preceding the date of sale of X-Change common stock, or (ii) 100,000 shares, per month.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 30, 2006

                                    THE X-CHANGE CORPORATION


                                    By: /s/ Scott R. Thompson
                                        ---------------------
                                        Scott R. Thompson
                                        Chief Financial Officer